SCHEDULE 14A INFORMATION
	Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
 1934	(Amendment No.______________)
	Filed by the Registrant [X]
	Filed by a Party other than the Registrant [ ]
	Check the appropriate box:
	[ ]    Preliminary Proxy Statement
 [ ]    Confidential, for Use of the Commission Only (as permitted by Rule
        14a-b(e)(2))
	[X]    Definitive Proxy Statement
	[ ]    Definitive Additional Materials
	[ ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or 240.14a-12

                     WASATCH EDUCATION SYSTEMS CORPORATION
               (Name of Registrant as Specified in Its Charter)


 Payment of Filing Fee (Check the appropriate box):

	[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), Item 22(a)(2)
       of Schedule 14A.
	[ ]   $500 per each party to the controversy pursuant to Exchange Act Rule
       14-a-6(i)(3).
	[ ]   Fee computed on the table below per Exchange Act Rules 14a-6(i) and
       0-11.

		1)   Title of each class of securities to which transaction applies:
		____________________________________________________________________
		2)   Aggregate number of securities to which transaction applies:
		____________________________________________________________________
		3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
		____________________________________________________________________
		4)   Proposed maximum aggregate value of transaction:
		____________________________________________________________________
  5)   Total fee paid:

  --------------------------------------------------------------------

	[ ]  Fee paid previously with preliminary materials.
	[ ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration
      statement number, or the Form or	Schedule and the date of its filing.
		1)  Amount Previously Paid:
		____________________________________________________________________
		2)    Form, Schedule or Registration No.:
		____________________________________________________________________
		3)    Filing Party:
		____________________________________________________________________
		4)    Date Filed:
		____________________________________________________________________

                     WASATCH EDUCATION SYSTEMS CORPORATION
                            5250 South 300 West
                        Salt Lake City, Utah  84107

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held January 26, 1996

TO THE SHAREHOLDERS:

	Notice is hereby given that the Annual Meeting of the Shareholders of Wasatch
 Education Systems Corporation (the "Company") will be held at the Company's offices located at 5250 South 300 West, Salt Lake City, Utah 84107 on January
 26, 1996 at 1:30 p.m., Mountain Time, for the following purposes:

	1.	To elect a Board of four (4) directors to serve until the next Annual
    Meeting or	until their successors have been elected and qualified;

	2.	To approve adoption of the Company's 1995 Executive Officer Stock Option
    Plan	and the reservation of 1,750,000 shares of Common Stock for issuance thereunder;

	3.	To approve adoption of the Company's 1995 Employee Stock Option Plan and
    the	reservation of 300,000 shares of Common Stock for issuance thereunder;

	4.	To ratify the appointment of Arthur Andersen & Co. as the Company's
    independent	auditors for the fiscal year ending June 30, 1996;

	5.	To transact such other business as may properly come before the meeting
    or any	adjournment or adjournments thereof.

	Shareholders of record at the close of business on December 8, 1995 are entitled to notice of and to vote at the meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/Barbara Morris
                                       Barbara Morris, President
Salt Lake City, Utah
December 20, 1995


THE VOTE OF EACH SHAREHOLDER WILL BE IMPORTANT AT THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. SUCH ACTION WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU FIND IT POSSIBLE TO ATTEND THE MEETING.

                     WASATCH EDUCATION SYSTEMS CORPORATION
                             5250 South 300 West
                         Salt Lake City, Utah  84107

                              PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held January 26, 1996

	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Wasatch Education Systems Corporation, a Utah corporation (the "Company") to be voted at the Annual Meeting of Shareholders to be held on January 26, 1996 (the "Annual Meeting"), and any adjournments thereof. The Annual Meeting of Shareholders will be held at the Company's offices located at 5250 South 300 West, Salt Lake City, Utah on January 26, 1996 at 1:30 p.m., Mountain Time.

                                 THE PROXY

	A form of proxy is enclosed for use at the Annual Meeting. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted), will be voted (1) for the election of four (4) nominees for director designated by the Board of Directors, (2) for the approval of the 1995 Executive Officer Stock Option Plan (the "Executive Officer Plan"), (3) for the approval of the 1995 Employee Stock Option Plan (the "Employee Plan")
, and (4) for the ratification of the appointment of Arthur Andersen & Co. as the Company's independent auditors for the fiscal year ending June 30, 1996.
As to any other business which may properly come before the meeting and be submitted to a vote of shareholders, proxies received by the Board of Directors will be voted in accordance with the best judgement of the holders thereof.

	The Company will bear the cost of solicitation of proxies. In addition to the use of mails, proxies may be solicited by personal interview, telephone or telegraph, by officers, directors and other employees of the Company. The Company will also request persons, firms and corporations holding shares in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy material to, and obtain proxies from, such beneficial owners (and will reimburse such holders for their reasonable expenses in so doing).

	The approximate date when this Proxy Statement and form of proxy are being first sent to shareholders is December 8, 1995.

	A Proxy may be revoked at any time before it is exercised, by written notice mailed or delivered to the Company's transfer agent, American Stock Transfer
& Trust Company, 40 Wall Street, New York, New York 10005, by substitution of a new proxy bearing a later date, by a request of return of the Proxy at the
Annual Meeting or by voting in person at the Annual Meeting.

                    VOTING SECURITIES AND VOTE REQUIRED

	The close of business on December 8, 1995 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The Company has two classes of capital stock. As of the Record Date, 3,569,229 shares of no par value common stock ("Common
Stock"), were issued and outstanding, 4,439,870 shares of Series A Preferred Stock were issued and outstanding, 91,151 shares of Series B Preferred
Stock were issued and outstanding and 5,300,000 shares of Series C Preferred Stock were issued and outstanding. The number of outstanding shares of Common Stock reflects the one for six reverse stock split of the Company's stock which was approved by the Company's shareholders on February 28, 1992. Each holder of record of Common Stock at the close of business on the Record Date is entitled to one vote for each share of Common Stock held on each matter to come before the Annual Meeting. Holders of Preferred Stock are not entitled to vote at the Annual Meeting. The presence at the Annual Meeting, in person or by Proxy, of a majority of shares entitled to vote shall constitute a quorum for the transaction of business. There is no cumulative voting with respect to the election of directors.

	Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker or nominee has indicated on a proxy that it does not have discretionary authority to vote certain shares (i.e., "broker non-votes" ), those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares may be entitled to vote on other matters). Action may be taken on a matter only if a quorum, which is equal to a majority of the votes entitled to be cast on the matter, exists with respect to that matter.

	Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the proposals and nominees of the Board of Directors, as indicated in the accompanying proxy card.

                                PROPOSAL ONE
                            ELECTION OF DIRECTORS

	Four (4) directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The shares represented by the enclosed proxy will be voted for the election of the four (4) nominees named below, unless authority to vote for directors is withheld. In the event any nominee for any reason presently unknown cannot be a candidate for election or if a vacancy should occur before the election (which events are not anticipated), the shares represented by valid proxies will be voted in favor of the remaining nominees and may be voted for the election of a substitute nominee, if any, to be designated by the Board of Directors.

Nominees for Election as Directors

	The information set forth below concerning the nominees for election as directors has been furnished to the Company by the respective nominees.

Name                         Age       First became a Director
---------------------------------------------------------------
Barbara Morris                47                1992

Gregory T. George             47                1986

Jeffrey Keimer                52                1991

Carolyn Poe                   55                1995

	Barbara Morris has been President, Chief Executive Officer and director of the Company since February 1992 and was elected to the position of the Chairman of the Board of Directors in February 1995. She was President of
Tapestry Learning, a wholly owned subsidiary of Jostens Learning Corporation, both educational software companies, from March 1990 to October 1991. From
May 1986 to March 1990, Ms. Morris was Vice President, Sales and Marketing for Prescription Learning, an educational software company, and Jostens
Learning.

	Gregory T. George has been a Vice President of Technology Funding, Inc. ("TFI") since August 1986 and has been a general partner of Technology
Funding Limited since July 1987. Mr. George is a Director of ViewLogic,
Inc., a public corporation and of several private companies.

	Jeffrey W. Keimer has been the Company's Corporate Secretary since February
1992 and a Director since August 1991. Mr. Keimer has been President and
Chief Executive Officer of Ally International Securities, a broker dealer and a member of the National Association of Securities Dealers, Inc. (the "NASD")
since 1987.

	Carolyn Poe has been a Vice President of TFI since August 1993 and has been a director since March 1995. She was a senior Vice President of the Boston
Company, an Investment management company, from January 1990 to December 1992.
From September 1988 to January 1990, Ms. Poe was a Vice President of
Silicon Valley Bank.

	Each of the four nominees who receive the greatest number of votes will be elected to the Company's Board of Directors. The holders of Common Stock are entitled to one vote per share. Abstentions from voting for a director and broker non-votes are disregarded in the calculation of the number of votes for any particular nominee.

	The Company's Board of Directors unanimously recommends a vote "FOR" all nominees listed above.

Committees, Meetings and Votes

	The Company's Board of Directors has the following committees: Audit and Compliance Committee, Compensation Committee, Equity Compensation Committee and Finance Committee.

	During the fiscal year ended June 30, 1995, the Audit and Compliance Committee consisted of Jeff Keimer and Carolyn Poe and met four times. The main purpose of the Audit and Compliance Committee is to interface with the chief financial officer and the auditors and to review all filings with the Securities and Exchange Commission before they are made.

	During the fiscal year ended June 30, 1995, the Compensation Committee consisted of Barbara Morris, Greg George and Jeff Keimer and met twice. The Compensation Committee reviews and approves the Company's executive compensation policy.

 During the fiscal year ended June 30, 1995, the Equity Compensation Committee consisted of Greg George and Jeff Keimer and met once. The equity Compensation Committee reviews and approves the Company's distributions under the Executive Officer Stock Option Plan and Employee Stock Option Plan.

	During the fiscal year ended June 30, 1995, the Finance Committee consisted of Barbara Morris and Greg George and met four times. The Finance Committee establishes and monitors the operating outlook budget and revenue projections
, reviews expense policies and procedures, and pursues outside financial relationships

	The Company's Board of Directors held seven regular meetings and no special meetings during the fiscal year ended June 30, 1995. Each of the nominees for director who served as a director during the past fiscal year attended all of the meetings of the Board of Directors and the meetings of the committees of the Board of Directors on which he or she served. There is no nominating committee of the Board of Directors.

Compensation of Directors

	Directors receive no compensation for their services as members of the Company's Board of Directors; however, they are reimbursed for any expenses they incur in attending Board meetings.


                                 PROPOSAL TWO
               ADOPTION OF 1995 EXECUTIVE OFFICER STOCK OPTION PLAN

	Shareholders are being asked to approve the adoption of the Company's 1995 Executive Officer Stock Option Plan (the "Executive Officer Plan") and the reservation of 1,750,000 shares of the Common Stock for issuance thereunder.
The Board of Directors adopted the Executive Officer Plan on September 30,
1995.

	The approval of the Executive Officer Plan requires the existence of a quorum with respect to this matter and that the votes cast favoring the approval of the Executive Officer Plan exceed the votes cast opposing such action.

 Abstentions from voting for the Executive Officer Plan and broker non-votes are disregarded in the calculation of the number of votes to approve the Executive Officer Plan.

	The Company's management believes that adoption of the Executive Officer Plan is critical to the Company's ability to attract and retain qualified executive officers and directors. By approving adoption of the Executive
Officer Plan, shareholders will enable the Company to offer executive officers and directors an opportunity to participate in the Company's future performance through grants of stock options.

	Below is a summary of the principal provisions of the Executive Plan as proposed to be adopted, which summary is qualified in its entirety by reference to the full text of the Executive Plan.

Shares Subject to the Executive Officer Plan

	An aggregate of 1,750,000 shares of the Company's Common Stock have been reserved by the Board for issuance under the Executive Officer Plan. If any option granted pursuant to the Executive Officer Plan expires or terminates for any reason without being exercised in whole or in part, the shares released from such option will again become available for issuance under the Executive Plan.

Eligibility

	Executive officers and Directors of the Company or of any parent, subsidiary or affiliate of the Company whom the Committee (as defined below) deems to have any potential to contribute to the future success of the Company (the
"Executive Participants") will be eligible to receive option grants under the
Executive Officer Plan. Executive officers and directors of the Company who hold options under the Company's Employee Plan may not be granted options under this Executive Officer Plan. No "Named Executive Officer" as that term is defined under Item 402(a)(3) of Regulation S-K promulgated by the
Securities Act of 1993, as amended (the "Securities Act") and the Securities
Exchange Act of 1934, as amended (the "Exchange Act") is eligible to receive more than 800,000 shares of Common Stock at any time under the Executive
Officer Plan.

New Plan Benefits

	The following table presents as of November 30, 1995 certain information with respect to options granted under the Executive Officer Plan to (i) the Named Officers, (ii) all executive officers as a group and (iii) all non-executive officer employees as a group:

                           Dollar Value of       Number of shares subject to
Name                        Grants($)(1)               Options Granted

Barbara Morris               340,000                      680,000

Carol Hamil                  170,000                      340,000

Ralph Brown                  102,000                      170,000

All executive officers as
a group                      612,000                    1,190,000

All non-executive officer
employees as a group           --                           --

<F1>
(1) The exercise price of the option multiplied by the number of shares subject to the option.


Administration

 The Executive Officer Plan will be administered by a committee of the Board (the "Committee") consisting of at least two members of the Board who are "disinterested persons" as that term is defined under the Exchange Act. If two or more members of the Board are "outside directors" as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the"Code") , the Committee shall be comprised of at least two members of the Board each of whom are outside directors and disinterested persons. Subject to the terms of the Executive Officer Plan, the Committee determines the persons who are to receive options, the number of shares subject to each such option and the terms and conditions of such option. The Committee also has the authority to construe and interpret any of the provisions of the Executive Officer Plan or any options granted thereunder.

Stock Options

	The Executive Officer Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock
Options ("NQSOs"). ISOs may be granted only to executive officers and directors who are employees of the Company or any parent, subsidiary or affiliate of the Company. NQSOs may be granted to any executive officer or director of the Company or any parent, subsidiary or affiliate of the Company.

	The option exercise price for each ISO share (as defined below) must be no less than 100% of the "fair market value (as defined in the Executive Officer
Plan) of a share of Common Stock at the time such option is granted (except in the case of a 10% shareholder, in which case the exercise price must be no less than 110% of the fair market value). The option exercise price for each NQSO share will be determined by the Committee at the time of grant.

	The exercise price of options granted under the Executive Officer Plan, plus any applicable income tax withholding, must be paid: (1) in cash (by check);
(2) by surrender of shares of the Company's Common Stock owned by the
Participant for at least six (6) months or obtain in the open market and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (3) where permitted by applicable law and approved by the Committee, in its sole discretion, by tender of a full recourse promissory note; (4) by cancellation of indebtedness of the Company to the Participant; (5) by waiver of compensation due to or accrued by the
Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a NASD broker; (7) by a "margin" commitment from the
Participant and a NASD broker; (8) by tender of property; (9) by "Net
Exercise" without payment of any additional Purchase Price; or (10) by any combination of the foregoing, when approved by the Committee in its sole discretion.

Mergers, Consolidations and Changes of Control

	In the event of a merger or consolidation in which the Company is not the surviving Corporation, a dissolution or liquidation of the Company or the sale of substantially all of the assets of the Company, the vesting of all options granted pursuant to the Executive Officer Plan will accelerate and such options will become exercisable in full prior to the consummation of such transaction.

Amendment or Termination of the Executive Officer Plan

	The Board may at any time terminate or amend the Executive Officer Plan, including amending any form of option agreement or instrument to be executed pursuant to the Executive Officer Plan. The Board may not amend the Executive Officer Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 promulgated thereunder (or its successor).

Term of the Executive Officer Plan

	The Executive Officer Plan will terminate ten (10) years from the date the Executive Plan was adopted by the Board.

Federal Income Tax Information

	THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF
THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EXECUTIVE PARTICIPANTS
UNDER THE EXECUTIVE OFFICER PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE
FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON
HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH EXECUTIVE PARTICIPANT HAS BEEN AND
IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX
CONSEQUENCES OF PARTICIPATION IN THE EXECUTIVE OFFICER PLAN.

	Incentive Stock Options. A Executive Participant will recognize no income upon the grant of an ISO and incur no tax on its exercise (unless the Executive Participant is subject to alternative minimum tax)("AMT"). If the Executive Participant holds the stock acquired upon exercise of an ISO (the
"ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Executive Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon the disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

	If the Executive Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-
term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

	Alternative Minimum Tax. The difference between the fair market value of the
ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO
Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

	Non-qualified Stock Options. An Executive Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a
NQSO the Executive Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Executive Participant's exercise price. The included amount will be treated as ordinary income by the Executive
Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Executive Participant's salary).
Upon resale of the shares by the Executive Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

	Omnibus Budget Reconciliation Act of 1993. The Omnibus Reconciliation Act of
1993 provides that the maximum tax rate applicable to ordinary income is 36%.
A 10% surtax, creating a tax rate of up to 39.6%, is imposed on taxable income in excess of certain amounts. Long-term capital gain will be taxed at a maximum rate of 28%. For this purpose, in order to receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income. The Omnibus
Reconciliation Act of 1993 also increased the AMT from 24% to 26% (28% for alternative minimum taxable income in excess of $175,000) of an individual taxpayer's alternative minimum taxable income, effective with respect to taxable years beginning after December 31, 1992.

	Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of a NQSO by an Executive
Participant to the extent that the Executive Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Executive Participant recognizes ordinary income on a disqualifying disposition of ISO Shares.

ERISA

	The Executive Officer Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

	The Company's Board of Directors unanimously recommends a vote "FOR" the approval of the Company's 1995 Executive Officer Stock Option Plan.


                                   PROPOSAL THREE
                    ADOPTION OF 1995 EMPLOYEE STOCK OPTION PLAN

	Shareholders are being asked to approve the adoption of the Company's 1995 Employee Stock Option Plan (the "Employee Plan") and the reservation of
300,000 shares of Common Stock for issuance thereunder. The Board adopted the Employee Plan on September 30, 1995.

	The approval of the Employee Plan requires the existence of a quorum with respect to this matter and that the votes cast favoring the approval of the Employee Plan exceed the votes cast opposing such action.

 Abstentions from voting for the Employee Plan and broker non-votes are disregarded in the calculation of the number of votes to approve the Employee Plan.

	The Company's management believes that adoption of the Employee Plan is critical to the Company's ability to attract and retain qualified employees, consultants and other service providers. By approving adoption of the Employee Plan, shareholders will enable the Company to offer eligible persons an opportunity to participate in the Company's future performance through grants of stock options.

	Below is a summary of the principal provisions of the Employee Plan as proposed to be adopted, which summary is qualified in its entirety by reference to the full text of the Employee Plan.

Shares Subject to the Employee Plan

	An aggregate of 300,000 shares of the Company's Common Stock have been reserved by the Board for issuance under the Employee Plan. If any option granted pursuant to the Employee Plan expires or terminates for any reason without being exercised in whole or in part, the shares released from such option will again become available for issuance under the Employee Plan.

Eligibility

	Employees, officers, independent contractors, consultants and advisors of the Company or of any parent, subsidiary or affiliate of the Company whom the Committee (as defined below) deems to have any potential to contribute to the future success of the Company (the "Employee Participants") will be eligible to receive option grants under the Employee Plan. No options may be granted under the Employee Plan to executive officers or directors to whom options are granted under the Company's Executive Plan.

New Plan Benefits

	The following table presents as of November 30, 1995 certain information with respect to options granted under the Employee Plan to (i) the Named Officers, (ii) all executive officers as a group and (iii) all non-executive officer employees as a group:

                            Dollar Value of      Number of shares subject to
Name                         Grants($)(1)             Options Granted
Barbara Morris                  --                          --

Carol Hamil                     --                          --

Ralph Brown                     --                          --

All executive officers as
a group                         --                          --

All non-executive officer
employees as a group          33,600                     120,000

<F1>
(1) The exercise price of the option multiplied by the number of shares subject to the option.


Administration

	The Employee Plan will be administered by a committee of the Board (the "Committee") consisting of at least two members of the Board who are "disinterested persons" as that term is defined under the Exchange Act. If two or more members of the Board are "outside directors" as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the"Code") , the Committee shall be comprised of at least two members of the Board each of whom are outside directors and disinterested persons. Subject to the terms of the Employee Plan, the Committee determines the persons who are to receive options, the number of shares subject to each such option and the terms and conditions of such option. The Committee also has the authority to construe and interpret any of the provisions of the Employee Plan or any options granted thereunder.

Stock Options

	The Employee Plan permits the granting of options that are intended to qualify either as ISOs or NQSOs. ISOs may be granted only to employees of the Company or any parent, subsidiary or affiliate of the Company. NQSOs may be granted to employees, officers, consultants, independent contractors and advisors of the Company or any parent, subsidiary or affiliate of the Company.

	The option exercise price for each ISO share must be no less than 100% of the "fair market value"(as defined in the Employee Plan) of a share of Common Stock at the time such option is granted (except in the case of a 10% shareholder, in which case the exercise price must be no less than 110% of the fair market value). The option exercise price for each NQSO share will be determined by the Committee at the time of grant.

	The exercise price of options granted under the Employee Plan, plus any applicable income tax withholding, must be paid: (1) in cash (by check); (2) by surrender of shares of the Company's Common Stock owned by the Employee Participant for at least six (6) months or obtain in the open market and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (3) where permitted by applicable law and approved by the Committee, in its sole discretion, by tender of a full recourse promissory note; (4) by cancellation of indebtedness of the Company to the Employee Participant; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Employee Participant and a NASD broker; (7) by a "margin" commitment from the Employee Participant and a NASD broker; (8) by tender of property;
(9) by any combination of the foregoing, when approved by the Committee in its sole discretion.

Mergers, Consolidations and Changes of Control

	In the event of a merger or consolidation in which the Company is not the surviving Corporation, a dissolution or liquidation of the Company or the sale of substantially all of the assets of the Company, the vesting of all options granted pursuant to the Employee Plan will, prior to the consummation of such transaction, accelerate, and such options will become exercisable with respect to each Employee Participant as if the Employee Participant had been an Employee Participant for a period equaling the time elapsed from the date of grant of the option plus one year, provided that such participant has been an employee, officer, director, consultant, independent contractor or advisor of the Company or any parent, subsidiary or affiliate of the Company for a period of time equalling at least one year prior to the time of such event.

Amendment or Termination of the Employee Plan

	The Board may at any time terminate or amend the Employee Plan, including amending any form of option agreement or instrument to be executed pursuant to the Employee Plan. The Board may not amend the Employee Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 promulgated thereunder (or its successor).


Term of the Employee Plan

	The Employee Plan will terminate ten (10) years from the date the Employee Plan was adopted by the Board.

Federal Income Tax Information

	For the federal income tax implications to the Participant of the Employee Plan and the Company of options granted under the Employee Plan, please refer to the discussion of the tax implications of options in "Federal Income Tax Information" under Proposal No. 2 above.

ERISA

	The Employee Plan is not subject to any of the provisions of ERISA.

	The Company's Board of Directors unanimously recommends a vote "FOR" the approval of the Company's 1995 Employee Stock Option Plan.


                               PROPOSAL FOUR
          TO SELECT ARTHUR ANDERSEN & CO. LLP AS INDEPENDENT AUDITOR

	The Board of Directors has selected Arthur Andersen & Co. LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending June 30, 1996, and recommends that shareholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such change would be in the best interests of the Company and its shareholders. In the event of a negative vote of such ratification, the Board of Directors will reconsider its selection.

	On January 14, 1994, the Company dismissed Ernst & Young LLP as its principal independent accountant and engaged Arthur Andersen & Co. LLP  The decision to change accountants was recommended and approved by the Company's Board of
Directors. The audit reports of Ernst & Young LLP on the financial statements for the fiscal years ended June 30, 1992 and 1993 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the fiscal years ended June 30, 1992 and 1993, and through the period ended January 14, 1994, there were no disagreements with Ernst & Young
LLP with respect to accounting principles or practices, financial statement disclosure or audit scope or procedure. During the fiscal years ended
June 30, 1992 and June 30, 1993 and through January 14, 1994, the Company did not consult Arthur Andersen & Co. LLP  with respect to accounting principles.

	Representatives of Arthur Andersen & Co. LLP are expected to be at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

 The approval of the accountants requires the existance of a quorum with respect to this matter and that the votes cast in favoring the approval of the accountants exceed the votes cast opposing such action. Abstentions from voting for the approval of the accountants and broker non-votes are disregarded in the calculation of the number of votes to approve the accountants.

	The Company's Board of Directors unanimously recommends a vote "FOR" the approval of Arthur Andersen & Co. LLP as the Company's independent auditors.


                      PRINCIPAL AND MANAGEMENT SHAREHOLDERS

	The following tables set forth the number of shares beneficially owned as of
December 31, 1995 by (i) each nominee for Director of the Company, (ii) each
Named Officer (as defined below), (iii) all executive officers and nominees for director as a group and (iv) all persons known to the Company to be beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and Preferred Stock, respectively:

              Common Stock
                                        Number
                                       of Shares         Percentage of
                                      Beneficially     Outstanding Shares
Name of Beneficial Owner               Owned (1)       of Common Stock (2)
Technology Funding, Inc.(3)            7,465,517            86.5
2000 Alameda de las Pulgas
San Mateo, CA 94403

Loyalhanna Venture Fund (formerly        417,254            11.5
Trivest Venture Fund) (4)
223 4th Avenue, 17th Floor
Pittsburgh, Pa.

Barbara Morris (5)                       680,000            16.0
5250 South 300 West
Salt Lake City, Utah  84107


                                        Number
                                       of Shares         Percentage of
                                      Beneficially      Outstanding Shares
Name of Beneficial Owner               Owned (1)        of Common Stock (2)

Jeffrey Keimer (6)                       235,629            6.2
702 Marshall Road
Redwood City, California 94063

Gregory T. George                           -                -
2000 Alameda de las Pulgas
San Mateo, CA 94403

Carolyn Poe                                 -                -
2000 Alameda de las Pulgas
San Mateo, CA 94403

Carol Hamil (7)                          340,000            8.7
5250 South 300 West
Salt Lake City, Utah 84107

Ralph Brown (8)                          170,000            4.8
5250 South 300 West
Salt Lake City, Utah 84107

Directors and Executive Officers       1,425,629           28.5
as a group (6 persons) (8)

            Preferred Stock

                                                            Percentage of
                                  Number of Shares       Outstanding Shares
Name of Beneficial Owner        Beneficially Owned(1)    of Preferred Stock

Technology Funding, Inc.(3)
2000 Alameda de las Pulgas
San Mateo, CA 94403                   7,300,000             74.3

Jeffrey Keimer(6)                         9,629               *

Directors and Executive
Officers as a group
(6 persons) (9)                           9,629               *

* Less than 1%

<F1>
(1)	Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. A person is deemed to be the beneficial owner of Common Stock or Preferred Stock, respectively, that can be acquired by such person within 60 days of December 31, 1995 upon the exercise of options or warrants.

<F2>
(2)	Each beneficial owner's percentage ownership is determined by assuming
options and 	warrants that are held by such person (but not those held by any
other person) and which	are exercisable for or are convertible into Common
Stock or Preferred Stock, respectively, within sixty (60) days of 	December
31, 1995 have been exercised.

<F3>
(3)	Ms. Carolyn Poe and Mr. Gregory T. George, directors of the Company, are employees of Technology Funding, Inc., which is a managing partner of Software Fund II, Technology Funding Partners I, Technology Funding Partners II, Technology Funding Private Reserve Fund and Technology Funding Secured
Investors III (collectively referred to as the "TFI Funds"). Together, these funds own 2,400,486 shares of Common Stock, hold warrants to purchase an additional 3,065,031 shares of Common Stock and own 2,000,000 shares of Series A Preferred Stock that is convertible on a share for share basis into Common Stock. Additionally, these funds own 5,300,000 shares of Series C Preferred Stock which is not convertible into common stock. Ms. Poe and Mr. George disclaim any beneficial ownership of the shares owned by TFI, Inc.

<F4>
(4)	Includes 51,836 shares of Common Stock subject to warrants exercisable within sixty (60) days of December 31, 1995.

<F5>
(5)	Represents 680,000 shares of Common Stock subject to options exercisable within sixty (60) days of December 31, 1995.

<F6>
(6)	Represents 226,000 shares of Common Stock subject to warrants exercisable and 9,629 shares of Series A Preferred Stock that is convertible into Common Stock within sixty (60) days of December 31, 1995.

<F7>
(7)	Represents 340,000 shares of Common Stock subject to options exercisable
within sixty (60) days of 	December 31, 1995.

<F8>
(8)	Represents 170,000 shares of Common Stock subject to options exercisable
within sixty (60) days of	December 31, 1995.

<F9>
(9)	Includes 9,629 shares of Series A Preferred Stock convertible into
Common Stock within sixty (60) 	days of December 31, 1995 and 1,020,000
shares of Common Stock subject to options and 	226,000 shares of Common Stock
subject to warrants exercisable within 60 days of December 	31, 1995.

                            EXECUTIVE OFFICERS

	The following table lists certain information regarding executive officers as of April 15, 1994:

Name                           Age      Position
Barbara Morris............      47      President, Chief Executive Officer
                                        and Chairman of the	Board of Directors
Carol Hamil...............      48      Vice President of Development
Ralph Brown...............      45      Chief Financial Officer


	Information regarding Barbara Morris is listed under "Proposal One - Election of Directors".

	Carol Hamil has been the Company's Vice President of Development since January 1992. Previously, she served as Vice President of Development for Tapestry Learning, a wholly owned subsidiary of Jostens Learning Corporation from March 1990 to January 1992. From 1984 to 1990, Ms. Hamil served as Director of Language Arts and software designer for Prescription Learning Corporation.

	Ralph Brown was appointed Chief Financial Officer for the Company in April 1993. Prior to joining the Company, Mr. Brown was Chief Financial Officer for Conpack, Inc., a packaging company, from 1986 until March 1993.

                             EXECUTIVE COMPENSATION

	The following table sets forth all compensation awarded to, earned by, or paid for services rendered in all capacities to the Company for the three fiscal years ended June 30, 1993 by (i) the Company's Chief Executive Officer and (ii) the Company's other executive officer whose annual salary and bonus exceeded $100,000 (the "Named Officers").

                           Summary Compensation Table
                     Annual Compensation(1)     Long-Term Compensation Awards
Name and 		          ----------------------     -----------------------------
Principal                                           Securities Underlying
Position            Year   Salary($)  Bonus($)          Options(#)(2)
--------------     ------  --------  ---------          --------------
Barbara Morris     1995    175,000    -0-                 -0-
President and      1994    175,000    -0-                 680,000(2)
Chief Executive    1993    120,000    102,000             680,000(3)
Officer

Carol Hamil        1995    120,000     -0-                -0-
Vice President     1994    115,000     50,000             340,000(2)
of Development     1993    100,000     50,000             340,000(3)

Ralph Brown        1995     90,000     -0-                -0-
Chief Financial    1994     85,000     25,000             170,000(2)
Officer            1993     15,000(4)  -0-                170,000(3)

<F1>
(1) The salary and bonus amounts (i) include all amounts attributable to services performed in each fiscal year even if payment for such services was in the next fiscal year, and (ii) excludes all amounts attributable to services performed in years other than specified fiscal year that were paid in different fiscal year.

<F2>
(2)	These options were issued in January 1994 to replace options granted in the fiscal year ended June 30, 1993. These options lapsed in January 1995 due to the lack of shareholder ratification. On September 30, 1995, replacement options in the same amount and terms were issued under the new 1995 EOSO
Plan.

<F3>
(3)	These options were canceled and replacement options in the same amounts were issued in January 1994.

<F4>
(4) Mr. Brown was hired on April 21, 1993.


	The following table sets forth information regarding exercises of stock options during the fiscal year ended June 30, 1995 by the Named Officers and presents certain information with respect to the number of shares covered by both exercisable and unexercisable stock options held on June 30, 1995 by each of the Named Officers. Also reported are values for "in-the-money" stock options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Common Stock as of September 30, 1995 ($0.125) based upon the average bid price reported by the National Quotation Bureau, Inc.

	Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
 Option Values

                                                                  Value of
                                         Number of               Unexercised
              Number                    Unexercised              In-the-Money
             of Shares                    Options                  Options
             Acquired                    at Fiscal                at Fiscal
                on       Value          Year-end(#)              Year-end($)
Name         Exercise   Realized  Exercisable Unxercisable  Exercisable Unexercisable
Barbara
Morris(1)       -          -        680,000       -0-          -0-          -0-

Carol
Hamil(1)        -          -        340,000       -0-          -0-          -0-

Ralph
Brown(1)        -          -        141,667    28,333          -0-          -0-

<F1>
(1) The options represented in this table were canceled, and replacement options in the same amounts were issued, in September 1995.

                     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

	During April 1992, Technology Funding Secured Investors III ("TFSI III") extended to the Company a $1,000,000 term loan, bearing interest at 12.0% per annum and having an initial maturity date of October 1, 1992. In April of 1993
, the Maturity Date of the loan was extended to April 1, 1994 and warrants were issued allowing TFSI III to purchase 150,000 shares of Common stock at $0.50 per share. In addition, existing warrants held by various TFI funds were restated to allow TFSI III to purchase 2,000,000 shares of Common Stock at $0.50 per share. In April of 1993, the Company borrowed an additional $300,000 from TFSI III, bringing the loan principal balance to $1,300,000 as of June 30, 1995. On April 14, 1994 the Company borrowed an additional $200,000 from TFSI III on a secured promissory note. On April 29, 1994 and again on May 17, 1994 an additional $250,000 was borrowed by issuing secured promissory notes.

	On December 31, 1991, TFSI III extended to the Company a $2,000,000 revolving line of credit (limited to 95% of "eligible" accounts receivable), bearing interest at 12.0% per annum and having an initial maturity date of November 30,
1992. The maturity date of the loan was extended to December 31, 1993 in April
1993. In connection with this revolving line of credit, the Company granted warrants to TFSI III for 166,667 shares of the Company's Common Stock at
$3.00 per share. In April 1993, these warrants were repriced to $0.50 per share, and additional warrants were issued to TFSI III for 166,666 shares of
Common Stock at $0.50 per share. In July 1993, the total amount the Company can borrow under this revolving line of credit increased from $2,000,000 to
$3,000,000 for which the Company issued warrants for the puchase of 50,000 shares of Common Stock at an exercise price of $0.50 per share. In February
1994, the credit limit under the revolving line of credit was again increased from $3,000,000 to $3,500,000 and the maturity date was extended to June 30,
1994, for which the Company issued warrants for the purchase of 550,000 shares of Common Stock at a price of $0.50 per share. Under the new agreement, if net borrowings exceed ninety-five percent (95) of eligible receivables at higher interest rate would result to the Company.

	On June 30, 1995, TFSI III agreed to convert debt totaling $5.5 million into
5,300,000 shares of Series C non-convertible preferred Stock with a $1.00 per share face value and 1,666,666 shares of non-par value common stock.

Warrants to purchase an additional 489,761 shares of the Company's common stock with an exercise price of $0.50 per share and expiration dates of June 30, 2000 were issued. Existing warrants to purchase a total of 3,665,012 shares of the Company's common stock with expiration dates ranging from April 1997 through February 1999 were amended to extend the expiration dates to June 30, 2000. The exercise price of all of these warrants exceeded the fair market value of the Company's common stock as of their grant dates.


                PROPOSALS OF SHAREHOLDERS FOR NEXT ANNUAL MEETING

	The Company must receive proposals from Shareholders on or before July 15, 1996, in order to have such proposals evaluated for inclusion in the proxy statement and form of proxy relating to the Company's next Annual Meeting of Shareholders.

      COMPLIANCE UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

	Section 16 of the Securities Exchange Act of 1934, as amended, requires the
Company's directors and Officers, and persons who own more than ten (10%) of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and
Exchange Commission ("SEC") and the NASD Bulletin Board. Such persons are required by SEC regulation to furnish the Company with copies of all Section
16(a) forms they file. Ms. Morris, the Company's President and Chief Executive
Officer, and Ms. Hamil, the Company's Vice President of Development, were late in filing reports on Form 4 required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), relating to the Company's grant of options to such individuals in January 1993. Mr.
Keimer, a director of the Company, was late in filing a report on Form 4 required to be filed under Section 16(a), relating to Mr. Keimer's grant of a warrant to purchase shares of the Company's Common Stock in January 1993.
Ralph Brown, the Company's Chief Financial Officer was late in filing a report on Form 3 required to be filed under Section 16(a), relating to his status as an officer as defined in Section 16(a) and the regulations thereunder.

                        ANNUAL AND QUARTERLY REPORTS

	An Annual Report on Form 10-KSB for the fiscal year ended June 30, 1995, and a Quarterly Report on Form 10-QSB for the first three months of the fiscal year ending June 30, 1996, containing financial and other information about the Company, were mailed to shareholders of record on December 20, 1995 with this Proxy Statement.

                               OTHER MATTERS

	The management knows of no other matters which are likely to be brought before the Annual Meeting. If any other business requiring a vote of the Shareholders should properly come before the Annual Meeting, the proxies will be voted by the persons named therein in accordance with their judgment in such matters.


                                 By Order of the Board of Directors


                                 /s/Barbara Morris
                                 Barbara Morris, President


Dated: December 20, 1995